1


                                                                   Exhibit 10.58

                                 THIRD AMENDMENT

                  THIRD AMENDMENT, dated as of December 20, 1999 (this "AMENDMENT"), to the Amended and Restated Credit Agreement, dated as of March 6, 1998 (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT"), among AFTERMARKET TECHNOLOGY CORP., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "AGENT").


                               W I T N E S S E T H:

                  WHEREAS, the Borrower intends to borrow, in accordance with
Section 2.7 of the Agreement, additional Term Loans in an aggregate amount up to $10,000,000; and

                  WHEREAS, the Borrower has requested that the Lenders agree to amend certain negative covenants and other provisions contained in the Agreement, and the Lenders and the Agent are agreeable to such request upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

                  DEFINITIONS. All terms defined in the Agreement shall have such defined meanings when used herein unless otherwise defined herein.

         .        AMENDMENT OF SUBSECTION 1.1.  (a)  Subsection 1.1 of the
Agreement is hereby amended by adding the following new definition in alphabetical order:

                  "TERM LOANS": the collective reference to the term loans made pursuant to Section 2.4 and Section 2.7.

         (b)      Subsection 1.1 of the Agreement is hereby amended by:

                  (i) by deleting in its entirety clause (g) of the definition of "Consolidated EBITDA" therein and substituting in lieu thereof the following clause:

                  (g) for any calculation of Consolidated EBITDA for the purpose of determining compliance with subsections 8.1(a) or 8.1(b), in each case for any test period that includes the fiscal quarter ended December 31, 1999, the amount of Special Charges.

                  (ii) inserting at the end of the second proviso in the definition of "Applicable Margin" therein the following clause:

                  PROVIDED FURTHER, that, notwithstanding the foregoing, for the period from December __, 1999 until the first Adjustment Dated to occur after delivery of the Borrower's financial statements for the fiscal quarter ended June 30, 2000 pursuant to Section 7.1(b), the Applicable Margin in respect of Loans shall not be less than 1.25% in the case of ABR Loans and 2.25% in the case of Eurodollar Loans;

                  (iii) deleting the definition of "Special Charges" therein in its entirety and substituting in lieu thereof the following

                  (a) extraordinary losses, special charges and non-cash charges recorded in the fiscal quarter ended December 31, 1999, in amount and nature not materially different from those items presented to the Lenders during the conference call with the Borrower on December 6, 1999, and in any case in an aggregate amount not to exceed $9,500,000, and (b) severance and restructuring charges recorded in any fiscal quarter ending in 1999, in amount and nature not materially different from those items presented to the Lenders at their meeting with the Borrower on March 10, 1999, and in any case in an aggregate amount not to exceed $4,000,000.

                  .        AMENDMENT OF SUBSECTION 2.4.  Subsection 2.4 of the
Agreement is hereby amended by deleting the parenthetical " (a "Term Loan")" therein.

                  .        AMENDMENT OF SUBSECTION 4.1(a).  Subsection 4.1(a) is
hereby amended by inserting at the end thereof but before the period therein the following:


               , and PROVIDED FURTHER that, notwithstanding the foregoing, for the period from December __, 1999 until the first Adjustment Date to occur after delivery of the Borrower's financial statements for the fiscal quarter ended June 30, 2000 pursuant to Section 7.1(b), the commitment fee rate shall be .500%

                 .        AMENDMENT OF SUBSECTION 4.3(a).  Subsection 4.3(a) of
the Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                           (a) Subject to adjustment pursuant to clause (c) of
                  this subsection, the Borrower shall repay Term Loans on each date set forth below in the aggregate principal amount of Dollars set forth opposite such date (it being understood that payments of any installment amount due on or before December 31, 1999 shall be allocated only to the Term Loans made pursuant to Section 2.4 and not to the Term Loans made pursuant to Section 2.7):


                  DATE                                    AMOUNT

                  December 31, 1999                          $3,685,227.27
                  March 31, 2000                             $5,439,952.15
                  June 30, 2000                              $5,439,952.15
                  September 30, 2000                         $5,439,952.15
                  December 31, 2000                          $5,439,952.15
                  March 31, 2001                             $6,799,940.19
                  June 30, 2001                              $6,799,940.19
                  September 30, 2001                         $6,799,940.19
                  December 31, 2001                          $6,799,940.19
                  March 31, 2002                             $6,799,940.19
                  June 30, 2002                              $6,799,940.19
                  September 30, 2002                         $6,799,940.19
                  December 31, 2002                          $6,799,940.19
                  March 31, 2003                             $6,799,940.19
                  June 30, 2003                              $6,799,940.19
                  September 30, 2003                         $6,799,940.19
                  December 31, 2003                          $6,799,940.19

                  .        AMENDMENT OF SUBSECTION 4.10.  (a) Subsection 4.10(a)
of the Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  (a) Each borrowing by the Borrower of Revolving Credit Loans from the Lenders hereunder, each payment by the Borrower on account of any commitment fee hereunder and any reduction of the Revolving Credit Commitments of the Lenders shall be made (in each case, other than in respect of the Swing Line Loans) pro rata according to the respective Revolving Credit Commitment Percentages of the Lenders. Each payment (including each prepayment other than any optional prepayment) by the Borrower on account of principal of and interest on the Loans (other than the Swing Line Loans) shall be made pro rata according to the respective amounts then due and payable to the Lenders (it being understood that payments of any installment amount due on or before December 31, 1999 shall be allocated only to the Term Loans made pursuant to Section 2.4 and not to the Term Loans made pursuant to Section 2.7). Each optional prepayment of principal on the Loans (other than the Swing Line Loans) shall be made pro rata according to the respective outstanding principal amounts of the Loans then being prepaid. All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Agent, for the account of the Lenders, at the Agent's office specified in subsection 11.2, in Dollars and in immediately available funds. The Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         (b) Subsection 4.10(b) of the Agreement is hereby amended by (i) designating such subsection as 4.10(c) and (ii) inserting as a new subsection 4.10(b) the following:

                 (b) Each payment shall be accompanied by written notice to the Administrative Agent at or prior to the time thereof stating whether or not such payment includes a payment of interest on Term Loans and in such case designating whether such payment is to be applied to Term Loans made pursuant to Section 2.4 or
                 Section 2.7 or a combination thereof.

                  . AMENDMENT OF SUBSECTION 6.2(e). Subsection 6.2(e) of the Agreement is hereby amended by inserting the phrase "plus the aggregate amount of Term Loans outstanding under Section 2.7" immediately after both usages therein of the phrase "the aggregate Revolving Credit Exposures of all Lenders".

                  . AMENDMENT OF SUBSECTION 8.1(a). Subsection 8.1(a) of the Agreement is hereby amended by deleting the permitted maximum Levarage Ratios listed therein for the last day of the Borrower's fiscal quarters ending December 31, 1999, March 31, 2000, June 30, 2000 and September 30, 2000 and inserting in lieu thereof the following permitted maximum Leverage Ratios:

                           December 31, 1999                  4.50 to 1.0
                           March 31, 2000                     4.25 to 1.0
                           June 30, 2000                      3.75 to 1.0
                           September 30, 2000                 3.50 to 1.0

                  . AMENDMENT OF SUBSECTION 8.1(b). Subsection 8.1(b) of the Agreement is hereby amended by deleting the minimum permitted interest coverage ratios listed therein for the Borrower's four consecutive fiscal quarters ending December 31, 1999, March 31, 2000, June 30, 2000 and September 30, 2000 and inserting in lieu thereof the following minimum permitted interest coverage ratios:

                           December 31, 1999                  1.85 to 1.0
                           March 31, 2000                     2.00 to 1.0
                           June 30, 2000                      2.30 to 1.0
                           September 30, 2000                 2.40 to 1.0

                  . AMENDMENT OF SCHEDULE 1.2. Schedule 1.2 to the Agreement is hereby amended by deleting such schedule in its entirety and substituting in lieu thereof Schedule A hereto.

                  . REPRESENTATIONS; NO DEFAULT. On and as of the date hereof, and after giving effect to this Amendment, the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 5 of the Agreement and in the other Loan Documents are true and correct in all material respects, PROVIDED that the references to the Agreement therein shall be deemed to be references to this Amendment and to the Agreement as amended by this Amendment.

                  . CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date that the Agent shall have received:

                  (a) counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower, the Agent, and the Required Lenders, along with the written consent of each Subsidiary Guarantor in the form attached hereto;

                  (b) an executed certificate of an officer of the Borrower in form satisfactory to the Agent as to the accuracy of the Borrower's representations and warranties set forth in Section 5 of the Agreement and in the other Loan Documents, the absence of any Default or Event of Default after giving effect to this Amendment, and as to such other customary matters as the Agent may reasonably request;

                  (c) a certificate of a Responsible Officer of the Borrower in form satisfactory to the Agent as to the Borrower's compliance with subsection
8.17 after giving effect to this Amendment and the transactions contemplated herein;

                  (d) a legal opinion in form and substance satisfactory to the Agent; and

                  (e) an amendment fee for the account of each Lender executing this Amendment and delivering its executed signature page to the Agent prior to the close of business, New York City time, on December 20, 1999, in the amount equal to 0.10% of the sum of such Lender's Aggregate Outstanding Extensions of Credit and its unutilized Commitments as of such date (excluding any Aggregate Outstanding Extensions of Credit or unutilized Commitments pursuant to Section
2.7 of the Agreement).

                  . LIMITED CONSENT AND AMENDMENT. Except as expressly amended herein, the Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

                  . COSTS AND EXPENSES. The Borrower agrees to pay or reimburse the Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

                  . COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  . GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                        AFTERMARKET TECHNOLOGY CORP.

                                                  By:___________________________
                                                  Name:
                                                  Title:

                                       THE CHASE MANHATTAN BANK, as
                                       Agent and as a Lender

                                                  By:___________________________
                                                  Name:
                                                  Title:

                                       BANK OF AMERICA NATIONAL
                                       TRUST AND SAVINGS ASSOCIATION

                                                  By:___________________________
                                                  Name:
                                                  Title:

                                       BANK OF NOVA SCOTIA

                                                  By:___________________________
                                                  Name:
                                                  Title:

                                       BANK ONE N.A.

                                                  By:___________________________
                                                  Name:
                                                  Title:

                                       FIRST UNION NATIONAL BANK

                                                  By:___________________________
                                                  Name:
                                                  Title:

                                       HARRIS TRUST AND SAVINGS BANK

                                                  By:___________________________
                                                  Name:
                                                  Title:

                                       LASALLE BANK NATIONAL ASSOCIATION

                                                  By:___________________________
                                                  Name:
                                                  Title:

                                       NATIONAL CITY BANK

                                                  By:___________________________
                                                  Name:
                                                  Title:

                                       BANK OF NEW YORK

                                                  By:___________________________
                                                  Name:
                                                  Title:

                                       CREDIT AGRICOLE INDOSUEZ

                                                  By:___________________________
                                                  Name:
                                                  Title:

                                     CONSENT

          Each of the undersigned Guarantors hereby consents and agrees to the provisions of the foregoing Amendment, and hereby affirms that upon the effectiveness of the foregoing Amendment, each Loan Document to which it is a party shall continue to be, and shall remain, in full force and effect.

                                              AFTERMARKET TECHNOLOGY CORP.

                                              By:____________________________
                                              Name:
                                              Title:

                                              AARON'S AUTOMOTIVE PRODUCTS, INC.

                                              By:____________________________
                                              Name:
                                              Title:

                                              ACI ELECTRONICS HOLDING CORP.

                                              By:____________________________
                                              Name:
                                              Title:

                                              ACI ELECTRONICS INVESTMENT CORP.

                                              By:____________________________
                                              Name:
                                              Title:

                                              ATC ELECTRONICS & LOGISTICS, L.P.

                                              By: ACI ELECTRONICS HOLDING CORP.,
                                              its General Partner

                                              By:____________________________
                                              Name:
                                              Title:

                                              ATC DISTRIBUTION GROUP, INC.

                                              By:____________________________
                                              Name:
                                              Title:

                                              ATS REMANUFACTURING, INC.

                                              By:____________________________
                                              Name:
                                              Title:

                                              COMPONENT REMANUFACTURING
                                              SPECIALISTS, INC.

                                              By:____________________________
                                              Name:
                                              Title:

                                              AUTOCRAFT REMANUFACTURING CORP.

                                              By:____________________________
                                              Name:
                                              Title:

                                              AUTOCRAFT INDUSTRIES, INC.

                                              By:____________________________
                                              Name:
                                              Title:

         Schedule A

                                  SCHEDULE 1.2
                        Term Loan Commitments of Lenders

Section 2.4


LENDER                                                                            TERM LOAN COMMITMENT
------                                                                            --------------------
The Chase Manhattan Bank                                                          $14,181,818.19
Bank of America National Trust and Savings Association                            $13,090,909.09
Bank of Nova Scotia                                                               $13,090,909.09
Bank One N.A.                                                                     $13,090,909.09
First Union National Bank of North Carolina                                       $13,090,909.09
Harris Trust and Savings Bank                                                     $13,090,909.09
LaSalle Bank National Association                                                 $13,090,909.09
National City Bank                                                                $10,909,090.91
Bank of New York                                                                  $ 8,181,818.18
Credit Agricole Indosuez                                                          $ 8,181,818.18


Section 2.7

LENDER                                                                            TERM LOAN COMMITMENT
------                                                                            --------------------
The Chase Manhattan Bank                                                          $1,954,545.50
Bank of America National Trust and Savings Association                            $1,954,545.50
Bank of Nova Scotia                                                               $1,090,909.00
Bank One N.A.                                                                     $1,090,909.00
First Union National Bank of North Carolina                                       $1,954,545.50
LaSalle Bank National Association                                                 $1,954,545.50



TOTAL TERM LOAN COMMITMENT                                                        $130,000,000
